Exhibit 99.39

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
February 28, 2001



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   4.67%
February, 2001   7.11%
January, 2001   6.68%
December, 2000   0.21%


Cash Yield19.48%


Investor Charge Offs 4.62%


Base Rate 7.75%


Over 30 Day Delinquency 5.13%


Seller's Interest 8.26%


Total Payment Rate13.44%


Total Principal Balance$57,174,868,500.05


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,724,177,938.56